Exhibit 10.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the registration statements of Elbit Systems Ltd. on Form S-8 (File No. 333-9354 and 333-139512) of our report dated January 11, 2007, with respect to the financial statements of Microwave Networks Solutions, Inc., which report appears in this December 31, 2006 annual report on Form 20-F of Elbit Systems Ltd.

/s/ Hoberman, Miller, Goldstein & Lesser, CPA’s, P.C.
Hoberman, Miller, Goldstein & Lesser, CPA’s, P.C.

June 12, 2007